Exhibit 99.2

ADVANCED LIFE SCIENCES HOLDINGS, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

(As Amended March 20, 2007)

INTRODUCTION

This Code of Business Conduct and Ethics (“Code”) applies to all employees, officers, and directors of Advanced Life Sciences Holdings, Inc. and its subsidiary Advanced Life Sciences, Inc.  (“ADLS” or “Company”).  It has been adopted by the Company’s Board of Directors (the “Board”) and summarizes the Company’s commitment to conduct business in an honest and ethical manner.

We are committed to maintaining the highest standards of business conduct and ethics.  We expect every employee, officer and director to read and understand the Code and its application to the performance of his or her business responsibilities. References in the Code to employees are intended to cover officers and, as applicable, directors.

Officers, managers and other supervisors are expected to develop in employees a sense of commitment to the spirit, as well as the letter, of the Code. Nothing in the Code alters the at-will employment policy of ADLS. The ADLS Employee Handbook supplements the Code in certain areas and should be read in conjunction with the Code.

The Code addresses conduct that is particularly important to proper dealings with the people and entities with whom we interact, but reflects only a part of our commitment. From time to time we may adopt additional policies and procedures with which our employees, officers and directors are expected to comply, if applicable to them. However, it is the responsibility of each employee to apply common sense, together with his or her own highest personal ethical standards, in making business decisions where there is no stated guideline in the Code.

CONFLICTS OF INTEREST

An employee is considered to have a conflict of interest when an interest or activity influences or appears to influence the ability of an employee to exercise objectivity or impairs the employee’s ability to perform his or her employment responsibilities in the best interests of the Company.

The Company has a Conflict of Interest Policy that governs this matter.  Employees are encouraged to read the Conflict of Interest Policy for more detailed guidance in situations where a conflict of interest may exist.  As a general rule, employees are obligated to avoid and disclose ethical, legal, financial, or other conflicts of interest involving the Company, and remove themselves from a position of decision-making authority with respect to any conflict situation involving the Company.

POLITICAL ACTIVITIES & CONTRIBUTIONS

ADLS supports active participation in the political process and encourages you to support the candidates and issues of your choice.  However, there are specific legal restrictions imposed on ADLS.  These include the following:

•                  ADLS may not expend or employ its funds, directly or indirectly, on behalf of any political organization, campaign or candidate for public office, except as permitted by certain federal and state laws.

•                  Reimbursement for fund-raising events for candidates or political organizations is strictly prohibited.  Personal services on behalf of a candidate, political organization or campaign on company time may be deemed a contribution and are prohibited.

•                  Any payment, gift, or entertainment for the private benefit of any government official or employee is prohibited, unless the Chief Legal Officer of ADLS determines the gift, or entertainment is lawful and prior written approval is obtained from the Chief Legal Officer of ADLS.

PERSONAL AND FAMILY RELATIONSHIPS

No person shall give or be given any preferred conditions of employment because of familial or personal relationships.  Personnel decisions must be based upon sound management practices and the individual merits of applicants.

COMPLIANCE WITH LAWS AND REGULATIONS

Part of your job and ethical responsibility is to help enforce this Code.  You are expected to understand, respect and comply with all of the laws, regulations, policies and procedures that apply to you in your position with ADLS.  You should be alert to possible violations and report possible violations to your manager, the Company’s Compliance Officer, or the Company’s Chief Legal Officer.  You must cooperate in any internal or external investigations of possible violations.

If you have any questions about this Code or any actual or potential conflict of interest or business ethics situations, please contact the Chief Legal Officer of ADLS.  A more detailed presentation of compliance requirements issues is found in the ADLS Employee Handbook.

BUSINESS STANDARDS

ADLS will compete in the global marketplace on the merits of its products and services.  All purchases and commitments, whether verbally or written, on behalf of ADLS shall be made solely on a sound commercial basis considering quality, price, scope, timing and the needs of the business.  Commitments must be pre-approved according to Company policies and procedures.  Marketing activities shall be conducted fairly and honestly.   Under no circumstances should you discuss or commit to arrangements with competitors or others with respect to pricing or marketing policies

FINANCIAL AND ACCOUNTING STANDARDS

ADLS has the highest standards for achieving its operating and financial goals.  ADLS’s books and records must accurately, completely and properly reflect all assets, liabilities, revenues and expenses in accordance with generally accepted accounting principles (GAAP) and Senior Financial Officers must use their best judgments where necessary.  False or misleading entries, unrecorded funds or assets are strictly prohibited.  Payments or transfers will not be made without proper financial approval and appropriate supporting documentation.

As a public company, it is of critical importance that ADLS’s filings with the United States Securities and Exchange Commission be accurate and timely.  Depending on your position with ADLS, you may be called upon to provide necessary information to assure that ADLS’s public reports are complete, fair, accurate and understandable.  ADLS expects you to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to ADLSs public disclosure requirements.

Senior Financial Officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports to be filed by the Company with the Securities and Exchange Commission.  Accordingly, it is the responsibility of each Senior Financial Officer promptly to bring to the attention of the Audit Committee and the Chief Legal Officer the following reportable situations.  Reportable situations include, but are not limited to the following:

•                  any untrue statement of a material fact and any omission of a material fact pertaining to information that (a) affects the disclosures made by the Company in its public filings or (b) must otherwise be disclosed pursuant to the Company’s policies and procedures regarding accounting standards and documentation;

•                  any information concerning (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves any associate who has a significant role in the Company’s financial reporting, disclosures or internal controls;

•                  any information concerning any violation of this Code, including any actual or apparent conflicts of interest between personal and professional relationships involving any employee who has a significant role in the Company’s financial  reporting disclosures or internal controls;

•                  any information concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any associate or agent thereof; and

The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code by the Senior Financial Officers.  Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code, including disciplinary action up to and including termination of employment.  In determining what action is appropriate in a particular case, the Board of Directors or its designee shall take into account all relevant information, including (a) the nature and severity of the violation, (b) whether the violation was a single occurrence or repeated occurrences, (c) whether the violation appears to have been intentional or inadvertent, (d) whether the individual in question had been advised prior to the violation as to the proper course of action, (e) whether or not the individual in question had committed other violations in the past, and the penalties imposed, if any, in the past for comparable violations, and (f) any other factors deemed relevant by the Board of Directors.

RECORD RETENTION

The retention or proper disposal of ADLS records shall follow the Company’s Document Retention Policy and applicable statutory and legal requirements.  Special circumstances, such as litigation or government investigations may require the Chief Legal Officer to determine and identify that certain records cannot be destroyed.

GIFTS, BRIBES & KICKBACKS

As a general rule, Interested Persons may not receive or offer any gift or anything else of significant value for the purpose of influencing the action of the Company or of the recipient. Gifts (except those generally valued at $200 or less) received from vendors, suppliers, consultants, and grantees as part of normal business practice must be given to the Company or shared with the Company generally, and if acknowledgement is appropriate, acknowledged on behalf of the Company. This guideline is not intended to prohibit normal business practices, such as meetings over meals, corporate items given to participants in meetings and conferences, or token hosting gifts, as long as they are of nominal and reasonable value and promote the Company’s legitimate business interests. If an Interested Person believes there is an appropriate reason to make an exemption to this policy for an individual situation, he or she should contact the Compliance Officer prior to giving or accepting the gift.

FOREIGN CORRUPT PRACTICES ACT

The Foreign Corrupt Practices Act (the “FCPA”) prohibits offering anything of value to foreign officials for the purpose of improperly influencing an official decision.  It also prohibits unlawful political contributions to obtain or retain business.  Violations of the FCPA are punishable by fines and/or imprisonment.  You shall not authorize any payment or use of any funds or assets for a bribe, “kickback” or similar payment, which is directly or indirectly for the benefit of any individual (including any government official), company or organization in the United States or any other country, whether or not such payments is designed to secure favored treatment for ADLS.  ADLS’s policy in this regard applies regardless of whether such a payment is lawful under the laws of any particular country.

INSIDER TRADING

Employees, officers and directors come into possession of non-public, sensitive information every day.  As discussed more fully in the Company’s Insider Trading Policy, this information may not be used by you for your own profit by buying and selling securities yourself, or passing on the information to others to enable them to profit or for them to profit on your behalf.  Insider traders can be penalized by fines and jail time and may be subjected to civil liability in private lawsuits

OUTSIDE REQUESTS FOR INFORMATION

Any outside requests for information, including inquiries made by investors and/or the media, should be routed directly to the Company’s President.

CONFIDENTIAL INFORMATION

Business information relating to ADLS and its customers, subsidiaries and affiliates must be kept secure, must be used solely as authorized by ADLS and must not be used for personal interests nor given to unauthorized persons inside or outside of ADLS.  Information related to the operations, planning and financial status of any ADLS company shall be kept confidential.  All such confidential information is proprietary, and any unauthorized disclosure or use is a serious offense.  Violators may be subject to disciplinary action (up to and including termination) and, in more serious situations, civil and criminal penalties.  Do not discuss confidential information with friends, relatives and acquaintances.

Confidential information includes, but is not limited to, information that:

•                  is owned by a customer, supplier or other third party;

•                  is a trade secret;

•                  reveals ADLS’s marketing strategies and/or assessments of the marketplace;

•                  ADLS intends to release only under licensing/confidential disclosure agreements;

•                  contains facts relating to personnel data, health records or financial forecasts, recommendations or plans; or

•                  contains material, nonpublic information.

The above examples are intended to be illustrative and should not be considered an exhaustive list.  If you have any questions about whether information is confidential, contact the Chief Legal Officer of ADLS.

This confidentiality requirement continues after the termination of employment with ADLS.  In the event you violate this confidentiality requirement after termination of your employment, ADLS may take legal action to enforce this Code and may seek both injunctive relief and monetary damages.

COMPANY PROPERTY

All employees, officers and directors must safeguard Company property from loss or theft, and shall not take Company property for personal use.  Employees who use Company equipment, telecommunications, and information systems should have no expectation of personal privacy in any material created, stored, received, or sent.  Theft, carelessness and waste have a direct impact on the Company’s profitability.

AMENDMENT

This Code may be amended or modified only by the Board.

MONITORING AND REPORTING

If you have any questions or think that you might be in violation of this Code, or know of a situation that has occurred or may occur which may violate this Code, please contact the Chief Legal Officer of ADLS.

DISCIPLINE FOR VIOLATIONS

Violation of law, this Code, or other Company policies or procedures can lead to disciplinary action for the following:

1.               Authorization or participation in actions that violate the Code.

2.               Failure to report a violation of the Code.

3.               Refusal to cooperate in the investigation of possible violation.

4.               Failure by a violator’s supervisor(s) to detect and report a violation, if such failure reflects inadequate supervision.

5.               Retaliation against an individual for reporting a possible violation.

6.               Submission of a false report of a violation of the Code

The nature of any disciplinary action taken will depend on the nature of the violation and the circumstances involved.  When appropriate, the disciplinary action may include dismissal.

WAIVERS

Any waiver of this Code for executive officers (including, where required by applicable laws, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) or directors may be authorized only by the Board, to the extent permitted by the rules of Nasdaq, a committee of the Board and will be disclosed to stockholders as required by applicable laws, rules and regulations.

REPORTING VIOLATIONS

To facilitate compliance with this Code, we have implemented a program of Code awareness, training and review. The Compliance Officer and /or the Chief Legal Officer are resources to whom you can address any questions or concerns. In addition to fielding questions or concerns with respect to potential violations of this Code, the Compliance Officer and the Chief Legal Officer are responsible for:

•                  investigating possible violations of the Code;

•                  training new employees in Code policies;

•                  distributing copies of the Code periodically to each employee with a reminder that each employee is responsible for reading, understanding and complying with the Code;

•                  updating the Code as needed and alerting employees to any updates, with appropriate approval of the Nominating & Corporate Governance Committee of the Board of Directors, to reflect changes in the law, ADLS operations and in recognized best practices; and

•                  otherwise promoting an atmosphere of responsible and ethical conduct.

Your most immediate resource for any matter related to the Code is your supervisor. He or she may have the information you need or may be able to refer the question to another appropriate source. There may, however, be times when you prefer not to go to your supervisor. In these instances, you should feel free to discuss your concern with the Compliance Officer and /or the Chief Legal Officer. If you are uncomfortable speaking with the Compliance Officer and /or the Chief Legal Officer because he or she works in your department or is one of your supervisors, please contact the Chief Financial Officer or Chief Executive Officer. Of course, if your concern involves potential misconduct by another person and relates to questionable accounting or auditing matters under the

Company’s Employee Complaint Policy and Procedures For Accounting and Auditing Matters, you may report that violation as set forth in the such policy.

We have also established a procedure under which complaints regarding violations of this Code may be reported anonymously. Employees may anonymously report these concerns by calling the Complaint Hotline at ###-###-####, administered by [Hotline Administrator], an outside service hired by the Company. You can utilize this Hotline anonymously in order to maintain your confidentiality.  Complaints may also be sent via fax to National Hotlines Services at ###-###-####.

For all Code complaints submitted via [Hotline Administrator], the report will be sent directly to the Chairman of the Audit Committee, with a copy to the Chief Financial Officer and the Chief Legal Officer.  Those individuals will work to resolve the mater in accordance with the terms of this Code.

[Certificate of Compliance follows]

CERTIFICATE OF COMPLIANCE

Employees, officers and directors are accountable for knowing and abiding by this Code.  You are required to sign an acknowledgment confirming that you have received, read, understand, and agree to comply with the Code.  The signed acknowledgment form will be kept in your personnel file.  Each year you will be asked to sign an acknowledgment indicating your continued understanding and willingness to comply with the Code.

Signature                                                                               Date

Name (please print)